SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     -------


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement               [ ]     Confidential; for use
[X]     Definitive Proxy Statement                        of the Commission Only
[ ]     Definitive Additional Materials                   (as permitted by Rule
[ ]     Soliciting Material Pursuant to                   14a-6(e)(2))
        Rule 14a-11 or Rule 14a-12

                             LEISURE CONCEPTS, INC.
 ------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]        $125 per Exchange Act Rules 0-11(c)(1)(ii) or 14c-5(g).
[ ]        Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)         Title of each class of securities to which transaction applies:

2)         Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

4)         Proposed maximum aggregate value of transaction:

5)         Total fee paid:  $125

[X]        Fee paid previously with preliminary materials.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)         Amount Previously Paid: $125

2)         Form, Schedule or Registration Statement No.: Preliminary Proxy
           Statement

3)         Filing Party: Leisure Concepts, Inc.

4)         Date Filed: October 5, 1995

                             LEISURE CONCEPTS, INC.
                           1414 Avenue of the Americas
                            New York, New York 10019

-------------------------------------------------------------------------------

                  NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 1995

--------------------------------------------------------------------------------



To the Shareholders of
LEISURE CONCEPTS, INC.

         NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders of LEISURE CONCEPTS, INC. (the "Company"), a New York corporation, will be held at the St. Moritz Hotel, 50 Central Park South, New York, New York 10019, on Thursday, November 16, 1995, at 11:00 a.m., local time, for the following purposes:

         1. To elect three directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

         2. To consider and act upon a proposal to approve the Company's 1995 Stock Option Plan;

         3. To consider and act upon a proposal to amend the Certificate of Incorporation to change the Company's name to 4 Kids Entertainment, Inc.;

         4. To consider and act upon a proposal to approve the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 1995;

         5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on October 16, 1995 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the 1995 Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                      By order of the Board of Directors.


                                                    ALFRED R. KAHN
                                                 Chairman of the Board


New York, New York
October 18, 1995


-------------------------------------------------------------------------------

                                    IMPORTANT


IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                             LEISURE CONCEPTS, INC.
                           1414 Avenue of the Americas
                            New York, New York 10019

--------------------------------------------------------------------------------

                           P R O X Y  S T A T E M E N T

                                       for

                       1995 ANNUAL MEETING OF SHAREHOLDERS

                          to be held November 16, 1995

--------------------------------------------------------------------------------


                                                             October 18, 1995


     The enclosed proxy is solicited by the Board of Directors of Leisure Concepts, Inc., a New York corporation (the "Company") in connection with the 1995 Annual Meeting of Shareholders to be held at the St. Moritz Hotel, 50 Central Park South, New York, New York 10019 on Thursday, November 16, 1995, at 11:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of (i) the election as directors of the three nominees listed below to serve until the next annual meeting of shareholders; (ii) approval of the Company's 1995 Stock Option Plan; (iii) the proposal to amend the Certificate of Incorporation to change the name of the Company to 4 Kids Entertainment, Inc. and (iv) approval of the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31,

1995. The record date with respect to this solicitation is the close of business on October 16, 1995 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 758-7666. The shares represented by all validly executed proxies received in time to be taken to the meeting, and not previously revoked, will be voted at the meeting. The proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about October 18, 1995.

                               OUTSTANDING SHARES

     The number of outstanding shares entitled to vote at the meeting is 2,944,831 common shares, par value $.01 per share, each of which is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for the approval of the election as directors of the three nominees listed below. The affirmative vote of the holders of a majority of the total outstanding common shares is necessary to approve the Company's 1995 Stock Option Plan and the amendment to the Certificate of Incorporation. Votes shall be counted by one or more employees of the Company's Transfer Agent who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                             ELECTION OF DIRECTORS

     The three persons named below, who are currently the entire Board of Directors, have been nominated for election to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

     Unless specified to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting, any nominee is unable or declines to serve, the proxies may be voted for any other person who shall be nominated by the present Board of Directors to fill the vacancy.


                                                                        Number
                                                                       of Shares
   Name                                                               Beneficially                     Percent
   and                Positions with                Director           Owned as of                       of
   Age                 the Company                   Since            October 3, 1995                   Class
  -----               -------------                 --------          ---------------                  -------
Alfred R.             Chairman of the                 1987               950,000(1)                     26.8%
Kahn, 48              Board (Chief
                      Executive
                      Officer)
                      and Director

Randy O.              Director                        1991             1,550,000(2)                     40.8%
Rissman, 48

Gerald                Director                        1991               250,000(3)                      7.8%
Rissman, 74

 (1) Includes  (i)  currently  exercisable  options to acquire  600,000 shares, over which Mr. Kahn would have sole dispositive power if exercised and (ii) 350,000 shares, over which Mr. Kahn has sole dispositive power.

 (2) Includes (i) Mr. Kahn's currently exercisable options to acquire 600,000 shares (see footnote (1) above), over which Mr. Randy Rissman would have the sole power to vote if exercised by Mr. Kahn, pursuant to an Irrevocable Proxy dated as of March 11, 1991 (the "Irrevocable Proxy"),
     (ii) 350,000 shares owned by Tiger Electronics Inc. ("Tiger"), which Mr. Randy Rissman, as President and controlling shareholder of Tiger, has the right to direct the voting and disposition of, (iii) 350,000 shares owned by Mr. Kahn which Mr. Randy Rissman has the sole power to vote pursuant to the Irrevocable Proxy and (iv) currently exercisable options to acquire 250,000 shares, over which

     Mr. Randy Rissman would have sole voting and dispositive power if exercised.

 (3) Mr. Gerald Rissman has the right to acquire the number of shares shown pursuant to currently exercisable stock options.

     Mr. Alfred R. Kahn has been Chairman (Chief Executive Officer) of the Company since March 1991. Mr. Kahn was Vice Chairman of the Company from July 1987 until he became Chairman.

     Mr. Randy Rissman has been the president of Tiger, a manufacturer and distributor of toys and related items, for the past 15 years.

     Mr. Gerald Rissman is employed by Tiger to perform various executive functions. He also serves as a consultant in the electronics industry.

     Mr. Randy Rissman is Mr. Gerald Rissman's son.

     Tiger, Mr. Kahn and Mr. Randy Rissman have agreed to use their best efforts to cause the Board of Directors to consist of three persons, two recommended by Tiger and one recommended by Mr. Kahn. If Tiger sells any of its shares of the Company's Common Stock, Tiger, Mr. Kahn and Mr. Randy Rissman will use their best efforts to cause a majority of the Board of Directors to consist of persons recommended by Mr. Kahn.

Meetings and Committees of the Board of Directors.
-------------------------------------------------

     The Board of Directors of the Company met five times during the fiscal year which ended on December 31, 1994. None of the directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which he serves.

     The Company has an Audit Committee consisting of Messrs. Randy Rissman and Gerald Rissman. The Audit Committee reviews the financial reporting and internal controls of the Company and meets with appropriate financial personnel of the Company, as well as its independent auditors, in connection with these reviews. The Audit Committee also recommends to the Board the firm which is to be presented to the shareholders for designation as independent auditors to examine the corporate accounts of the Company for the current fiscal year. Although the Audit Committee did not formally meet during fiscal 1994, Messrs. Randy Rissman and Gerald Rissman informally discussed these matters during the course of the fiscal year. The Company also has a Compensation Committee, the current members of which are Messrs. Randy Rissman and Gerald Rissman. Subject to existing contractual obligations, the Compensation Committee is responsible for setting and administering the policies which govern annual and long-term compensation for the Company's executives. The Compensation Committee is also empowered to grant Stock Options pursuant to the Company's Stock Option Plans and to administer such Plans. Although the Compensation Committee did not formally meet during fiscal 1994, Messrs. Randy Rissman and Gerald Rissman informally discussed compensation issues during fiscal 1994.

     The Company does not have a nominating committee.

Other Executive Officers.
------------------------

     In addition to Mr. Kahn, the Company has six other executive officers, Joseph P. Garrity, William J. Baron, Cynthia Hall Domine, Sheldon Hirsch, Thomas Kenney and Norman Grossfeld. Mr. Garrity has been Executive Vice President and Treasurer of the Company (Chief Financial Officer) since October 1994. Prior to then he served as Senior Vice President and Treasurer since June, 1991. For more than five years prior to such time, Mr. Garrity was a Senior Audit Manager for Deloitte & Touche. Mr. Baron has served as a Vice President and Secretary of the Company since March 1991. He is in charge of the Company's research and development activities. For more than five years prior to joining the Company in February 1990, Mr. Baron held similar positions with several privately-held toy companies. Cynthia Hall Domine has been Senior Vice President - Licensing of the Company since November 1994. Prior to then she has served as Vice President - Licensing from June 1991 to November 1994 and Licensing Sales Manager from June 1988 through June 1991. Sheldon Hirsch has been Chief Executive Officer of The Summit Media Group, Inc. ("Summit Media"), the Company's media buying, planning and television syndication subsidiary, since November 1992. For three years prior to such time, Mr. Hirsch was President of Sachs Family Entertainment, a television program distribution company. Thomas Kenney has been President of Summit Media since February 1993. For five years prior to such time Mr. Kenney served as Senior Vice President - Advertising at Tiger Electronics Inc. Norman Grossfeld has been President of 4 Kids

Productions, Inc., the Company's television and home video production subsidiary, since February 1994. For two years prior to such time he was President, Gold Coast Television Entertainment. Prior to such time he served as Coordinating Director for NBC Sports from 1991 through 1992, and as Producer/Director for Television Programming Enterprises from 1988-1991.

                     COMPENSATION OF DIRECTORS AND OFFICERS

     The following table sets forth compensation paid to the Company's Chief Executive Officer and the three most highly compensated executive officers for the three fiscal years ended December 31, 1994: SUMMARY COMPENSATION TABLE


                                                                                                    Long-Term
                                                                 Annual Compensation               Compensation
                                                                                                      Award
Name and                                                                                          Stock Options
Principal Position                                Year        Salary ($)         Bonus ($)          (Shares)
------------------                                ----        ---------          --------         -------------
Alfred R. Kahn                                    1994         $395,000          $ 40,400            100,000
Chairman of the Board                             1993          395,000           432,305            100,000
                                                  1992          395,000           442,595            200,000

Steven L. Weston (1)                              1994          200,000                --                 --
 President                                        1993          200,000            64,846             20,000
                                                  1992          200,000            66,389                 --

Joseph P. Garrity                                 1994          155,209             6,061                 --
 Executive Vice President                         1993          150,000            64,846             30,000
 and Treasurer (2)                                1992          150,000            66,389                 --

William J. Baron                                  1994          125,000            42,671                 --
 Vice President and                               1993          125,000            32,600             10,000
 Secretary                                        1992          125,000            50,000                 --


------------------
     (1) Mr. Weston's employment terminated on October 14, 1994. His options terminated without being exercised on that date.



     (2) Mr. Garrity was promoted to Executive Vice President from Senior Vice President in October 1994.

     Of the named executive officers, none was granted stock options in 1994 except Mr. Kahn. The following table sets forth information concerning the grants of stock options made during fiscal 1994 to Mr. Kahn:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                       Potential
                                                                                                  Realizable Value at
                                                                                                Assumed Annual Rates of
                                                                                               Stock Price Appreciation
                                                                                                  for Option Term (1)
                                                                                                  -------------------
                        Individual Grants
 --------------------------------------------------------------------------------------------
                                        % of Total            Exercise
                      Number of       Options Granted         or Base
                      Options         to Employees in         Price               Expiration
Name                  Granted           Fiscal Year          ($/Sh) (2)             Date             5%         10%
----                  --------        ---------------       -----------          ----------       -------     ------
Alfred R. Kahn       100,000 (3)           100%               $10.25               1/1/04         $644,617   $1,633,586

----------------

(1) The Company used such method as it is one of the alternative methods of option valuation suggested by the Commission's rules on executive compensation disclosure. The Company does not advocate or necessarily agree that such method can properly determine the value of an option.

(2) Based upon the fair market value of the Company's Common Stock on the date of grant. However, the Company notes that such market value had decreased to $3.25 as of October 3, 1995. Such decrease would have taken all the options granted in 1994 to Mr. Kahn out-of-the money and the value of unexercised options would have been significantly reduced as of such date.

(3)      All such options are currently exercisable.

     None of the named executive officers exercised their options to acquire shares during fiscal 1994. The following table sets forth information concerning the fiscal year end value of unexercised options:



                                                                                        Value of Unexercised
                                         Number of Unexercised Options at              In-the-Money Options at
Name                                           December 31, 1994 (1)                    December 31, 1994 (2)
----                                         ------------------------                  -----------------------
Alfred R. Kahn                                        500,000                                 $100,000


--------------
(1)      All such options are currently exercisable.

(2) Calculation based upon the average of the high and low prices of the Company's Common Stock on NASDAQ on December 31, 1994 of $3.625 per share.

Compensation of Directors.
-------------------------

     No director of the Company receives any cash compensation for his services as such. Currently, the Company has two directors who are not employees, Messrs. Randy Rissman and Gerald Rissman (the "Non-Employee Directors"). Pursuant to the Company's 1992 Stock Option Plan, on January 1, 1994, the Non-Employee Directors were each granted options to purchase 50,000 common shares at a purchase price of $10.25. In addition, pursuant to the Company's 1994 Stock Option Plan, on January 1, 1995 the Non-Employee Directors were each granted options to purchase 50,000 shares at a purchase price of $3.625. All such options were granted at the fair market value on the date of grant, are currently exercisable in full and terminate ten years from the date of grant.

     In March 1995, the Company purchased an aggregate of $5,000,000 of insurance from National Union Fire Insurance Company of Pittsburgh for indemnification of all of its directors and officers at a cost of $45,000.

Employment Contracts and Change-of-Control Arrangements.
-------------------------------------------------------

     Mr. Kahn has an employment agreement with the Company pursuant to which he receives a fixed salary of $395,000 per year during the term of the agreement, which expires in 1998. The agreement also provides that for a period of six months after termination of employment, Mr. Kahn will not "compete" with the Company. Under the employment agreement, if Mr. Kahn is terminated without cause, he will be entitled to receive a payment equal to 2.99 times his average annual compensation paid by the Company (including bonuses, if any) during the five years preceding the date of termination ("Severance Payment"). If a majority of the directors of the Company consists of individuals who have not been recommended by either Tiger or Mr. Kahn (a "Change of Control"), Mr. Kahn can terminate the agreement within six months of such Change of Control, in which event he would be entitled to receive the Severance Payment.

     Mr. Garrity has an employment agreement with the Company which currently provides for an annual salary of $175,000 (the "Fixed Salary") plus an annual bonus equal to 2% of the Company's Income Before Income Tax Provision as stated on the Company's financial statements in it's Annual Report on Form 10-K. The agreement automatically renews on a year-to-year basis unless terminated by either party at least 90 days prior to the June 3 anniversary date thereof. There was no such termination and the agreement was automatically renewed until June 2, 1996. The agreement may be terminated by the Company in the event of Mr. Garrity's disability or for cause. If during the term of Mr.

Garrity's agreement there shall occur a Change of Control, Mr. Garrity can terminate the agreement within six months of such Change of Control, in which event he would be entitled to receive a payment equal to the Fixed Salary remaining to be paid for the year during which such termination occurs.


Compensation Committee Interlocks and Insider Participation.
-----------------------------------------------------------

     As described in "Election of Directors - Meetings and Committees of the Board of Directors" above, the Company has a Compensation Committee, the current members of which are Messrs. Randy Rissman and Gerald Rissman. Neither of such individuals has ever been an officer or employee of the Company or any of its subsidiaries. See "Certain Relationships and Related Transactions" below. During fiscal 1994, no executive officers of the Company served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Board of Directors of the Company.

Report on Executive Compensation.
---------------------------------

     Subject to existing contractual obligations, the Compensation Committee of the Board of Directors is responsible for the Company's executive compensation policy. In general, the Company's executive compensation policy is to attract and retain high performing executives and to motivate and reward such executives based on overall corporate and individual performance, and the creation of shareholder value. For 1994, the compensation of the Company's executive officers was composed primarily of salaries, stock options and annual incentive bonuses. Salary ranges for the Company's executive officers are established with reference to the competitive marketplace for equivalent job levels. Each executive officer's base salary is set based on the level and scope of responsibility within the Company and individual performance. Salaries are reviewed annually by the Compensation Committee either formally or informally.

     Annual incentive bonuses payable under the Company's Bonus and Incentive Plan (the "Bonus Plan") are intended to reward executive officers for achieving financial results. Pursuant to the Bonus Plan, 14% of the pre-tax profits of the Company for each year may be awarded among the Company's executive officers.

     Stock options are intended to strengthen the mutuality of interest of executive officers and the Company's shareholders in maximizing long-term shareholder value. The Company's Compensation Committee is responsible for granting stock options to the executive officers pursuant to the Company's stock option plans. Grants of stock options are made from time to time to the executive officers based on the Company's overall performance and the individual performance of each executive officer. In addition, pursuant to the Company's 1994 Stock Option Plan (which was approved by the Company's shareholders at the 1994 Annual Meeting of Shareholders), stock options to acquire 100,000 shares of the Company were granted in January 1995 to Mr. Kahn at an exercise price of $3.625 per share, the fair market value of the shares on the date of grant.

Basis for the Compensation of the CEO.
--------------------------------------

     The Company has an employment agreement with Mr. Kahn pursuant to which he receives a fixed salary of $395,000 per year during the term of the agreement, which expires in 1998. The Company believes that Mr. Kahn's base salary, which has remained unchanged since 1991, is reasonable and no more generous to him than base salaries paid to other similarly situated chief executive officers.



     Mr. Kahn also participates in the Bonus Plan. Pursuant to the Bonus Plan, Mr. Kahn was paid a bonus of $40,400 for fiscal 1994, which the Company believes was reasonable. The Company also believes that, as one of the Company's largest shareholders, Mr. Kahn's incentive compensation reflects his ongoing focus on building profitability which in turn will increase shareholder value for all of the Company's shareholders.

     In addition to cash compensation, Mr. Kahn is also eligible to receive stock options pursuant to the Company's stock option plans. In 1994, Mr. Kahn was granted an option to purchase 100,000 shares at an exercise price of $10.25. The purpose of such stock option grant was to provide Mr. Kahn with a further inducement to contribute to the long-term growth and development of the business of the Company. Consequently, during the terms of such options, Mr. Kahn will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the Company's common stock. However, it should be noted that the market price for the Company's common stock on October 3, 1995 was $3.25.

                                                        Compensation Committee
                                                        ----------------------
                                                              Randy O. Rissman
                                                                Gerald Rissman

Performance Graph.
-----------------

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on the Company's common stock against the cumulative total return of the NASDAQ U.S. Market Index and the NASDAQ Non-Financial Index for the past five fiscal years.

                             LCI PERFORMANCE CHART
                                      1994

                       LCI          NASDAQ        NONFIN

1989                 100.000       100.000       100.000
1990                  55.621        84.918        88.034
1991                 100.000       136.277       141.730
1992                 173.817       158.579       154.916
1993                 310.651       180.933       177.606
1994                 107.249       176.916       170.297

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of October 3, 1995, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.


                                                                                                     Percent
                                                         Number of Shares                              of
Name and Address (1)                                  Beneficially Owned (2)                          Class
-------------------                                   ----------------------                        ---------
Randy Rissman                                                1,550,000                                40.8%
Alfred R. Kahn                                                 950,000                                26.8%
Tiger Electronics Inc.                                         350,000                                11.9%
Gerald Rissman                                                 250,000                                 7.8%

Various Reporting                                              186,000                                 6.3%
Persons (3)

All directors and                                            2,010,000 (4)                           47.24%
officers as a group
(9 persons)




(1) The address for Messrs. Randy Rissman and Gerald Rissman, and Tiger, is 980 Woodlands Parkway, Vernon Hills, Illinois 60061; and the address for Mr. Kahn is 1414 Avenue of the Americas, New York, New York 10019.

(2) See notes (2) through (4) to table under  "Election  of  Directors" herein.

(3) According to a Schedule 13D filed in April, 1994 (the "Schedule 13D"), EGS Associates, L.P., EGS Partners, L.P., BEV Partners, L.P., Jonas Partners, L.P., William Ehrman,

    Frederic Greenberg, Frederick Ketcher, Salvatore P. DiFranco, Jr. and Jonas Gerstl (collectively, the "Reporting Persons") have various interests in the shares shown. The address of the principal business and principal office of the Reporting Persons is 300 Park Avenue, New York, New York 10022. According to the Schedule 13D, the purpose of the acquisition of the shares shown by the Reporting Persons is for investment. In addition, the Schedule 13D states that there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons or between the Reporting Persons and any other person with respect to any securities of the Company.

(4) Includes 210,000 shares which certain officers have the right to acquire pursuant to stock options.

     Mr. Kahn has, from time to time, borrowed a total of $711,582 from Tiger in connection with three purchases of a total of 191,426 shares. As of October 1, 1995, the outstanding principal balance of such loans was $340,045.77. The loans are partially due in March, 1996 with the balance due in April, 1999 and bear interest on part at the rate of 8% per annum and on the balance at 1% over the prime rate, payable annually. Mr. Kahn has agreed that he will use 40% of his annual performance bonuses, if any, toward the repayment of his indebtedness to Tiger.

     Tiger, Mr. Randy Rissman and Mr. Kahn are parties to an agreement which provides that neither Tiger nor Mr. Kahn nor any of their respective affiliates, shall directly or indirectly acquire any other shares of the Company without the consent of

Mr. Kahn or Tiger, as the case may be. In the event Tiger desires to sell any of its shares, it shall first provide Mr. Kahn an opportunity to purchase the shares subject to such offer on the same terms and conditions. In the event Mr. Kahn desires to sell any of his shares, he must provide Tiger the right to sell a proportional number of shares on the same terms and conditions. In the event Mr. Kahn shall terminate his employment with the Company, Tiger shall have the right to buy all of Mr. Kahn's shares at the lower of a specified price or the market value prior to such termination, unless Mr. Kahn shall concurrently sell his shares at set forth above.

                         PROPOSED 1995 STOCK OPTION PLAN

     There is being submitted to the shareholders for approval at the 1995 Annual Meeting, the Leisure Concepts, Inc. 1995 Stock Option Plan (the "1995 Plan") which authorizes the issuance not later than December 31, 2004 of up to 125,000 of the Company's common shares. The 1995 Plan was approved by the Board of Directors at a meeting held on August 11, 1995 subject to shareholder approval. If the 1995 Plan is approved, the 125,000 common shares being authorized will be used to grant options to employees and officers of the Company other than directors ("Eligible Employees").

     The Board of Directors believes that the Company and its shareholders have benefitted from the grant of stock options in the past and that similar benefits will result from the adoption of the 1995 Plan. It is believed that stock options play an important role in providing Eligible Employees with an incentive and inducement to contribute fully to the further growth and development of the Company and its subsidiaries because of the opportunity to acquire a proprietary interest in the Company on an attractive basis.

     All stock options granted under the 1995 Plan will be exercisable at such time or times and in such installments, if any, as the Company's Compensation Committee or the Board of Directors may determine and expire no more than ten years from the date of grant. The exercise price of the stock option will be the fair market value of the Company's common shares on the date of grant and must be paid in cash or in stock of the Company valued at its then fair market value. The market value of the Company's shares at October 3, 1995 was $3.25. Options are non-transferable except by will or by the laws of descent and distribution. Each option to be granted under the 1995 Plan will be evidenced by an agreement subject to the terms and conditions set forth above.

     Options granted under the 1995 Plan terminate three months after the optionee's relationship with the Company is terminated except if termination is by reason of death or disability. In such event the option terminates six months after the optionee's death or termination of employment by reason of disability.

     Upon the issuance of any shares pursuant to the exercise of a stock option granted under the 1995 Plan, the Company may pay an optionee a supplemental cash award, the primary purpose of which is to assist the optionee in paying any income tax which may be payable upon the exercise of such stock option. This award will be the smaller of (i) 65% of the difference between the aggregate fair market value of the shares issued on the exercise and the option price paid by the optionee or (ii) 90% of the option exercise price paid by the optionee.

     The Board of Directors has a limited right to modify or amend the 1995 Plan which does not include the right to increase the number of shares which is available for the grant of options.

     During the term of the 1995 Plan, the Eligible Employees of the Company will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the other shareholders of the Company. The grant and exercise of the options also may affect the Company's ability to obtain additional capital during the term of any options.

     The 1995 Plan will be administered by the Compensation Committee appointed by the Board of Directors. The Compensation Committee currently consists of Messrs. Randy O. Rissman and Gerald Rissman, neither of whom are employees of the Company.

     The Board of Directors is recommending the adoption of the 1995 Plan. The description of the proposed 1995 Plan set forth above is qualified in its entirety by reference to the text of the 1995 Plan as set forth in Exhibit A.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the Federal income tax treatment of the stock options which may be granted under the 1995 Plan based upon the current provisions of the Internal Revenue Code.

                  An option holder who exercises a stock option will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be their fair market value on the date of exercise, and when he disposes of the shares he will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

     The exercise of an option by the exchange of common shares already owned by the optionee generally will not result in any taxable gain or loss on the unrealized appreciation of the shares so used. The Internal Revenue Service has ruled that (i) a number of shares of the stock received equal to the number of shares surrendered will have the same basis as the shares surrendered and (ii) the remaining shares received will have a basis equal to their fair market value on the date of exercise (the sum of the option price and the compensation income recognized upon exercise). For purposes of determining whether shares have been held for the long-term capital gain holding period, the holding period of shares received will generally include the holding period of shares surrendered only if the shares received have the same basis, in whole or in part, in the employee's hands as the shares surrendered.

     Whenever under the 1995 Plan shares are to be delivered upon exercise of a stock option, the Company shall be entitled to require as a condition of delivery that the option holder remit an amount sufficient to satisfy all Federal, state, and other governmental withholding tax requirements related thereto.

                        PROPOSAL TO CHANGE COMPANY'S NAME

     There is being submitted to the shareholders for approval at the 1995 Annual Meeting a proposal to amend the Certificate of Incorporation to change the Company's name to 4 Kids Entertainment, Inc. The proposed Amendment to the Certificate of Incorporation is attached hereto as Exhibit B. The Board of Directors believes that this name more accurately reflects the character of the Company's business which has gone from exclusively a licensing company to becoming a diversified entertainment company focusing on the children's market.

     Among the changes in the Company's business have been the expansion of the Company's television and home video production subsidiary 4 Kids Productions, Inc., the growth of the Company's media buying, planning and television syndication subsidiary, The Summit Media Group, Inc., and the launch of the Company's own property, World Martial Arts Council. Due to the recognition of the Company's name in the licensing industry, the Company will continue licensing commercial rights to properties, personalities and product concepts through a subsidiary named Leisure Concepts, Inc.

     The Board of Directors is recommending the adoption of the name change to 4 Kids Entertainment, Inc.

                              SELECTION OF AUDITORS

     The Company's financial statements for the past several fiscal years were examined by Deloitte & Touche, independent public accountants. On August 11, 1995, the Board of Directors voted to propose and recommend the selection of Deloitte & Touche as independent auditors to examine its financial statements for the fiscal year ending December 31, 1995.

     Representatives of Deloitte & Touche are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1994, the Company provided to Tiger representation for licensing of properties, product development and design services and media buying, planning and syndication services. In connection with these activities, the Company realized approximately $1,659,000 of net revenue from Tiger in fiscal 1994.

     In connection with its media buying activities, the Company incurs obligations to television stations for advertising time purchased on behalf of Tiger. Consequently, the Company had an account receivable from Tiger of approximately $6,595,000 at December 31, 1994.

     The Company, through 4 Kids Productions, Inc., has paid approximately $535,000 for the co-production of the "Toby Terrier" tapes. Pursuant to such agreement, the Company shares in the gross profit earned from the exploitation of these tapes. The Company has recouped approximately $247,000 from "Toby Terrier". The agreements under which the Company provides certain services to Tiger are on substantially similar terms and conditions as other agreements the Company has with clients for which it provides similar services.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.

                              SHAREHOLDER PROPOSALS

     Proposals by any shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Corporation for inclusion in proxy material relating to such meeting not later than July 1, 1996.

                                    EXPENSES

     All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements. Georgeson & Co. has been engaged to assist in the solicitation of proxies, brokers, nominees, fiduciaries and other custodians. The Company will pay that firm approximately $6,000 for its services and reimburse its out-of-pocket expenses.

                                         By Order of the Board of Directors,



                                                         Alfred R. Kahn
                                                      Chairman of the Board

PRELIMINARY COPY -- FOR THE INFORMATION OF THE
SECURITIES AND EXCHANGE COMMISSION ONLY




                             LEISURE CONCEPTS, INC.


                                      PROXY


Annual Meeting of Shareholders - Thursday, November 16, 1995.

     The undersigned shareholder of Leisure Concepts, Inc. (the "Company") hereby appoints Alfred R. Kahn and Randy O. Rissman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on October 16, 1995 at the Annual Meeting of Shareholders of the Company to be held at the St. Moritz Hotel, 50 Central Park South, New York, New York 10019 at 11:00 a.m., local time, on Thursday, November 16, 1995, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes / / or /x/ in blue or black ink.


1.       Election of Directors.

FOR all nominees  / /

WITHHOLD authority only for those nominees whose name(s) I have written below / /

WITHHOLD authority for ALL nominees  / /

Nominees for Director are: Alfred R. Kahn, Randy O. Rissman and Gerald Rissman.


-------------------------------------------------------------------------------

2.       Proposal to approve the Company's 1995 Stock Option Plan.


              For  / /        Against  / /        Abstain  / /

-------------------------------------------------------------------------------

3. Proposal to approve the amendment to the Certificate of Incorporation to change the Company's name to 4 Kids Entertainment, Inc.


         For  / /        Against  / /        Abstain  / /

-------------------------------------------------------------------------------

4. Proposal to approve the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 1995.


         For  / /        Against  / /        Abstain  / /

-------------------------------------------------------------------------------

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


                                            SIGNATURE(S) should be exactly
                                            as name or names appear on this
[Sign, Date and Return                      proxy.  If stock is held jointly,
the Proxy Card Promptly                     each holder should sign.  If
Using the Enclosed                          signing is by attorney, executor,
Envelope.]                                  administrator, trustee or guardian,
                                            please give full title.



                                           Dated ________________________, 1995




                                           ------------------------------------
                                                       Signature




                                           ------------------------------------
                                                       Signature

                                                                     EXHIBIT A


                             LEISURE CONCEPTS, INC.

                             1995 STOCK OPTION PLAN



     1. Purpose of Plan. This 1995 Stock Option Plan (the "Plan") is designed to assist LEISURE CONCEPTS, INC. (the "Company") in retaining the services of Eligible Employees (as hereinafter defined) and to provide Eligible Employees with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries. The Stock Options (as hereinafter defined) are not intended to be Incentive Stock Options pursuant to Section 422 of the Code (as hereinafter defined). No Stock Options may be granted under the Plan to any of the directors of the Company.

     2. Definitions. In addition to other definitions contained elsewhere in the Plan, as used in the Plan the following terms have the following meanings unless the context otherwise indicates or requires:

"Board" means the Board of Directors of the Company.

Code" means the Internal Revenue Code of 1986, as the same may from time to time be amended.

"Committee" means the Committee referred to in Section 4 hereof.

"Common Stock" means the Common Stock of the Company, par value $.01 per share.

"Designated beneficiary" means the person designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

"Disinterested Person" means "disinterested person" as defined in Rule 16b-3(c)(i), or any successor provision, promulgated under the Securities Exchange Act of 1934.

"Eligible Employees" means employees of the Company to whom options may be granted as shall be conclusively determined by the Committee or the Board in accordance with Section 4 hereof.

"Fair market value" means the average of the high and low prices on the over-the-counter market on the last day on which the Company's shares of Common Stock were traded immediately preceding the date an option is granted pursuant to the Plan, as reported by the National Association of Security Dealers Automated Quotation System ("NASDAQ"), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such Common Stock as determined by the Committee or the Board in good faith and based on all relevant factors.

"Stock Options" means any stock options granted to Eligible Employees under the Plan.

"Stock Option Agreement" means a stock option agreement entered into pursuant to the Plan.

     3. Stock Options; Stock Subject to Plan. The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board. The maximum number of shares for which Stock Options may be granted under the Plan is 125,000 shares, subject to adjustment as provided in Section 8. If any Stock Option granted under the Plan shall expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new options.

     4. Administration.

     (a) The Plan shall be administered by a Compensation Committee or, if such Committee not be appointed, by the Board. If the Board administers the Plan, all of the directors acting in this regard must be Disinterested Persons. For purposes of the

Plan, the Board or its appointed Committee shall be referred to as the "Committee". The Committee, if any, shall be appointed by the Board and shall consist of not less than two members, each of whom is a Disinterested Person. The Board shall fill all vacancies on the Committee and may remove any member of the Committee at any time with or without cause, provided that the Board replaces such member with a Disinterested Person. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

(b) Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to (i) determine Eligible Employees to whom, and the time or times at which, options shall be granted and the number of shares subject to each option;
(ii) prescribe, amend and rescind rules and regulations relating to the Plan;
(iii) interpret the Plan and the respective Stock Options; and (iv) make all other determinations necessary or advisable for administering the Plan. Determination by the Committee or the Board as to who are Eligible Employees shall be conclusive. More than one option may be granted to an Eligible Employee. All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

     (c) The provisions of this Section 4 shall survive any termination of the Plan.

     5. Options to be Granted. Stock Options with respect to 125,000 shares shall be available for grant to Eligible Employees (in accordance with Section 4 of the Plan) at a purchase price equal to the fair market value on the date of grant.

     6. Terms and Exercise of Stock Option.

     (a) Each Stock Option granted to an Eligible Employee shall terminate no later than ten years after the date on which it shall have been granted, but the Committee or the Board in its discretion may prescribe a shorter period for any individual option or options. The date of termination pursuant to this paragraph is referred to hereinafter as the "termination date of the option".

     (b) Stock Options granted to Eligible Employees shall be exercisable at such time or times and in such installments, if any, as the Committee or Board may determine. In the event any option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the option unless otherwise provided in the Stock Option Agreement.

     (c) A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his discretion may, in lieu of cash payment (i) deliver Common Stock already owed by him, valued at fair market value on the date of delivery, as payment for the exercise of any Stock Option or (ii) request that the Company withhold, from the number of shares of Common Stock that may otherwise be obtained upon the exercise of the Stock Option, that number of shares having an aggregate fair market value equal to the Stock Option exercise price. In the event a Stock Option is being exercised, in whole or in part, pursuant to Section 7(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option. An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and he shall not be considered a record holder of shares purchased by him until the date on which he shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

     (d) The Company shall be entitled to require as a condition to the exercise of a Stock Option granted hereunder that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, State and other governmental withholding tax requirements related thereto. The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

     (e) Upon the issuance of any shares pursuant to the exercise of a Stock Option, the Company may pay an optionee a supplemental cash award, the primary purpose of which is to assist the optionee in paying any income tax which may be payable upon the exercise of such Stock Option. This award shall be the lesser of (i) 65% of the difference between the aggregate fair market value of the shares issued on the exercise and the option price paid by the optionee or (ii) 90% of the Stock Option exercise price paid by the optionee.

     7. Other Stock Option Conditions.

     (a) No Stock Option shall be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionee the Stock Option shall be exercisable only by him or by his legal representative.

     (b) In the event of the termination of an optionee's employment by the Company at any time for any reason (excluding disability or death), his option and all rights thereunder shall be exercisable by the optionee at any time within three (3) months thereafter but in no event later than the termination date of his Stock Option. Notwithstanding the foregoing, in the event an optionee is permanently and totally disabled (within the meaning of Section 105(d)(4), or any successor section, of the Code), his Stock Option and all rights thereunder shall be exercisable by him (or his legal representative) at any time within six (6) months of his termination of employment, but in no event later than the termination date of his Stock Option.


     (c) If an optionee shall die while in the employ of the Company, his Stock Option may be exercised by his designated beneficiary or beneficiaries (or if none have been effectively designated, by his executor, administrator or the person to whom his rights under his Stock Option shall pass by his will or by the laws of descent and distribution) at any time within six (6) months after the date of his death, but not later than the termination date of his Stock Option.

     (d) Nothing in the Plan or in any option granted pursuant hereto shall confer on an Eligible Employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his employment at any time, with or without cause.

     (e) Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement, duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

     8. Adjustments. The Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, and the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be binding and conclusive.

     9. Amendment and Termination.

     (a) Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after December 31, 2004. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 8), (ii) permit the grant of options to anyone other than Eligible Employees, (iii) change the manner of determining the minimum Stock Option prices (except for changes pursuant to Section 8) or (iv) extend the period during which Stock Options may be granted or exercised. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Section 7(c) of the Plan), terminate his Stock Option or adversely affect his rights thereunder.

     (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company or of any proposed consolidation or merger of the Company (unless the Company shall be the surviving corporation in such merger), the Company may give written notice to the holder of any Stock Option that his Stock Option may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. If such proposed sale, conveyance, consolidation or merger shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six (6) months.

     10. Indemnification. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance his related expenses, to the fullest extent permitted by law and/or the Certificate of Incorporation of the Company.

     11. Effective Date of the Plan. The Plan shall become effective on the date of adoption by the Board, provided, however, that the Plan shall be subject to approval by the affirmative vote of the holders of the majority of Common Stock of the Company on or before December 31, 1995.

     12. Expenses. Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan.

     13. Government Regulations, Registrations and Listing of Stock.

     (a) The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver stock under such Stock Options, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

     (b) The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issued upon exercise of any Stock Option, or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option, the person exercising the Stock Option give to the Company a written representation and undertaking, satisfactory in form and substance to the Company, that he is acquiring the shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or any rules or regulations thereunder. In the event that a Registration Statement under the Act is not then in effect with respect to the Common Shares issued upon the exercise of such Stock Option, the Company may place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Act.


     (c) In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or NASDAQ, the Company shall not be required to issue or deliver any certificate for shares upon the exercise of any Stock Option prior to the listing of the shares so issuable on such national securities exchange or NASDAQ and prior to the registration of the same under the Securities Exchange Act of 1934 or any similar act or statute.

                                                                 36
                            CERTIFICATE OF AMENDMENT



                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                             LEISURE CONCEPTS, INC.


                - - - - - - - - - - - - - - - - - - - - - - - - -
                Under Section 805 of the Business Corporation Law
                - - - - - - - - - - - - - - - - - - - - - - - - -

     Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned Executive Vice President and Secretary, respectively, of Leisure Concepts, Inc., hereby certify:

FIRST: The name of the Corporation is LEISURE  CONCEPTS,  INC.

SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State, Albany, New York on April 28, 1970.

THIRD: The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to change the name of the Corporation.

FOURTH: To accomplish the foregoing amendment, Article FIRST of the Certificate of Incorporation of the Corporation, relating to the name of the Corporation, is hereby amended to read as follows:

"FIRST: The name of the Corporation is 4 KIDS ENTERTAINMENT, INC.

FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by a vote of Board of Directors of the Corporation, followed by a vote of the holders of a majority of all outstanding shares of the

Corporation entitled to vote on the said amendment of the Certificate of Incorporation.

IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

Date:  November __, 1995
                                              By
                                                -------------------------------
                                                   Joseph P. Garrity, Executive
                                                          Vice President


                                              By
                                                -------------------------------
                                                   William J. Baron, Secretary